                                                                    EXHIBIT 99.2


                                              STOCK VOTING AGREEMENT

         THIS STOCK VOTING AGREEMENT, dated as of August 4, 2003 (this "Agreement"), by and among ResortQuest International, Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule I hereto (each, a "Stockholder" and, collectively, the "Stockholders").

         WHEREAS, Gaylord Entertainment Company, a Delaware corporation ("Gaylord"), and the Company propose to enter into that certain Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for, among other things, the merger of a wholly-owned subsidiary of Gaylord with and into the Company (the "Merger");

         WHEREAS, as of the date hereof, the Stockholders are holders of record or Beneficially Own (as hereinafter defined) shares of the common stock, $0.01 par value per share, of Gaylord (the "Common Stock"); and

         WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has required that each Stockholder agree, and in order to induce the Company to enter into the Merger Agreement, each Stockholder has agreed, to enter into this Agreement with respect to all of the shares of Common Stock listed as owned directly by such Stockholder on Schedule I hereto and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement (collectively, the "Shares"), and all of the other shares of Common Stock listed as Beneficially Owned by such Stockholder on
Schedule I hereto and which may hereafter be indirectly acquired by such Stockholder and deemed Beneficially Owned by such Stockholder prior to the termination of this Agreement (collectively, the "Other Shares").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                               CERTAIN DEFINITIONS

         SECTION 1.1 GENERAL. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

         SECTION 1.2 BENEFICIAL OWNERSHIP. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing, but exclusive of options or other rights to purchase Common Stock. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Stockholder shall include securities Beneficially Owned by all other persons with whom such person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act other than parties to this Agreement.

                                  ARTICLE II.
                                  VOTING; PROXY

         SECTION 2.1 VOTING AGREEMENT. Each of the Stockholders hereby irrevocably and unconditionally agrees that during the term of this Agreement as specified in Section 4.1, at any meeting of the stockholders of Gaylord, however called, and in any action by consent of the stockholders of Gaylord, each of the Stockholders shall vote (or cause to be voted) all of the Shares which such Stockholder has the right to vote and use his or her reasonable best efforts to cause to be voted all of the Other Shares entitled to vote:

                  (a) in favor of the Merger, the Merger Agreement the transactions contemplated by the Merger Agreement and any other matter necessary to consummate the transactions contemplated by the Merger Agreement (each of the Stockholders acknowledges receipt and review of a copy of the Merger Agreement);

                  (b) against any action or agreement that is reasonably likely to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of Gaylord under the Merger Agreement; and

                  (c) except for all such actions which Gaylord may undertake under the Merger Agreement, against any action that is reasonably likely to materially impede, interfere with, delay, postpone or adversely affect in any material respect the Merger and the transactions contemplated by the Merger Agreement.

         SECTION 2.2 PROXY. Each Stockholder, by this Agreement, does hereby constitute and appoint the Company, or any nominee of the Company, with full power of substitution, as such Stockholder's irrevocable proxy and attorney-in-fact to vote the Shares in the manner, and only upon the matters, described in Section 2.1 hereof in the event such Stockholder fails to comply with its obligations under such section. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by such Stockholder with respect to its Shares. The proxy granted pursuant to this
Section 2.2 shall automatically terminate upon the termination of this Agreement.

         SECTION 2.3 NO INCONSISTENT AGREEMENT OR ACTION. Each of the Stockholders hereby covenants and agrees that such Stockholder shall not, nor permit any person or entity under such Stockholder's control to, enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares or Other Shares or form any "group" for purposes of the Exchange Act or the rules promulgated thereunder.

                                  ARTICLE III.
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each of the Stockholders hereby represents and warrants, severally and not jointly, to the Company as follows:


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

         SECTION 3.1 AUTHORITY RELATIVE TO THIS AGREEMENT. Such Stockholder has all necessary legal capacity, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

         SECTION 3.2 NO CONFLICT.

                  (a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, (i) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which such Stockholder is a party or by which such Stockholder is, or the Shares or Other Shares are, bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares or Other Shares pursuant to any note, bond, mortgage, indenture, contract, agreement or other instrument or obligation to which such Stockholder is a party or by which such Stockholder is bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences which would not interfere with, prevent or delay the performance by such Stockholder of its obligations under this Agreement.

                  (b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not interfere with, prevent or delay the performance by such Stockholder of its obligations under this Agreement.

         SECTION 3.3 TITLE TO THE SHARES. As of the date hereof, such Stockholder is the record or Beneficial Owner of the number of Shares and Other Shares listed opposite the name of such Stockholder on Schedule I hereto. The Shares listed opposite the name of such Stockholder on Schedule I hereto are all of the shares of Common Stock held of record by such Stockholder and the Other Shares listed opposite the name of such Stockholder on Schedule I hereto are all of the shares of Common Stock held indirectly by such Stockholder and deemed Beneficially Owned by such Stockholder. Such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. Each Stockholder has the exclusive right to vote or cause to be voted each of the Shares listed opposite the name of such Stockholder on
Schedule I hereto. The Shares listed opposite the name of such Stockholder on
Schedule I hereto are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever.

                                  ARTICLE IV.
                                  MISCELLANEOUS

         SECTION 4.1 TERMINATION. This Agreement shall be effective as of the date of this Agreement and shall terminate upon the earlier to occur of (a) the closing of the transactions contemplated by the Merger Agreement and (b) the date the Merger Agreement is terminated in accordance with its terms.

         SECTION 4.2 ADDITIONAL SHARES. If, after the date hereof, a Stockholder acquires any additional shares of Common Stock, including, without limitation, upon exercise of any option, warrant or right to acquire shares of Common Stock or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares shall be applicable to such additional shares as if such additional shares had been Shares as of the date hereof without action by any person immediately upon the acquisition by such Stockholder of such additional shares. If, after the date hereof, a Stockholder additional shares of Common Stock indirectly that such Stockholder is deemed to Beneficially Own, including, without limitation, upon exercise of any option, warrant or right to acquire shares of Common Stock or through any stock dividend or stock split, the provisions of this Agreement applicable to the Other Shares shall be applicable to such additional shares as if such additional shares had been Other Shares as of the date hereof without action by any person immediately upon the acquisition of such additional shares.

         SECTION 4.3 STOCKHOLDER CAPACITY. No Stockholder makes any agreement or understanding herein in the Stockholder's capacity as a director or officer of Gaylord. Each Stockholder executes this Agreement solely in its capacity as a stockholder of Gaylord and nothing herein shall limit or affect any actions taken by the Stockholder or any designee of the Stockholder in its capacity as an officer or director of Gaylord.

         SECTION 4.4 FURTHER ASSURANCES. From time to time, at the Company's request and without further consideration, each Stockholder shall execute and deliver such additional documents as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         SECTION 4.5 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 4.6 REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.


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

         SECTION 4.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Stockholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Company and the Stockholders with respect to the subject matter hereof.

         SECTION 4.8 AMENDMENT AND WAIVER. No alteration, waiver, amendment or supplement of this Agreement shall be binding or effective unless the same is set forth in an instrument in writing signed by the parties hereto. The waiver or failure to insist upon strict compliance with any condition or provision hereof shall not operate as a waiver of, or estoppel with respect to, any subsequent or other waiver or failure.

         SECTION 4.9 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

         SECTION 4.10 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and the parties hereby shall negotiate in good faith to modify such provision or portion of such provision so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

         SECTION 4.11 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph and shall not be deemed to be a general submission to the jurisdiction of said Court or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

         SECTION 4.12 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, facsimile or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses or the addresses set forth on Schedule I hereto:


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

         If to the Company:         ResortQuest International, Inc.
                                    8955 Highway 98 West, Suite 203
                                    Destin, FL  32550
                                    Attention: John McConomy
                                    Fax: (850) 267-0387

         If to any Stockholder at the address of such Stockholder set forth on
Schedule I or to such other address as the person to whom notice is given may furnish to the others in writing in the manner set forth above.

         SECTION 4.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.



                            *************************


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





         IN WITNESS WHEREOF, each of the Stockholders and the Company have caused this Agreement to be duly executed as of the date first written above.


                                       RESORTQUEST INTERNATIONAL, INC.



                                       By: /s/ James S. Olin
                                           ----------------------------------
                                       Name:   James S. Olin
                                           ----------------------------------
                                       Title:  President, CEO
                                             --------------------------------


                       SIGNATURE PAGE TO VOTING AGREEMENT

                                  STOCKHOLDERS



                                       EDWARD L. GAYLORD REVOCABLE TRUST

                                       By: /s/ David O. Hogan
                                           ----------------------------------
                                       Title: Trustee
                                             ---------------------------------


                                       By:  /s/ Christine Gaylord Everest
                                           ----------------------------------
                                       Title:  Trustee
                                             ---------------------------------


                       SIGNATURE PAGE TO VOTING AGREEMENT

                                  STOCKHOLDERS



                                         /s/ E.K. Gaylord II
                                        ------------------------------------
                                        E.K. Gaylord II



                       SIGNATURE PAGE TO VOTING AGREEMENT

                                  STOCKHOLDERS



                                        /S/ Christine Gaylord Everest
                                       ------------------------------------
                                       Christine Gaylord Everest



                       SIGNATURE PAGE TO VOTING AGREEMENT

                                  STOCKHOLDERS



                                        /S/ Martin C. Dickinson
                                      ------------------------------------
                                      Martin C. Dickinson



                       SIGNATURE PAGE TO VOTING AGREEMENT

                                  STOCKHOLDERS



                                        /S/ Michael D. Rose
                                     ------------------------------------
                                     Michael D. Rose


                       SIGNATURE PAGE TO VOTING AGREEMENT

                                  STOCKHOLDERS




                                        /S/ Colin V. Reed
                                   ------------------------------------
                                   Colin V. Reed


                       SIGNATURE PAGE TO VOTING AGREEMENT

                                   SCHEDULE I

                                  STOCKHOLDERS


 NAME AND ADDRESS OF STOCKHOLDER        NUMBER OF SHARES        NUMBER OF OTHER SHARES
 -------------------------------        ----------------        ----------------------

Edward L. Gaylord Revocable Trust                 0                   5,130,581
c/o David O. Hogan
P.O. Box 25125
Oklahoma City, OK 73125

E.K. Gaylord II                             402,500                           0
Route 8, Box 104-B
Gutherie, OK 73044

Christine Gaylord Everest                   849,163                   2,236,727
6608 North Pennsylvania Avenue
Oklahoma City, OK 73116

Martin C. Dickinson                               0                     706,892
17461 Avenida De Acacias
Rancho Santa Fe, CA 92067

Michael D. Rose                              30,000                           0
Gaylord Entertainment Company
One Gaylord Drive
Nashville, TN 37214

Colin V. Reed                               110,000                           0
Gaylord Entertainment Company
One Gaylord Drive
Nashville, TN 37214


                       SIGNATURE PAGE TO VOTING AGREEMENT